UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 5, 2008

HOMELAND SECURITY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7920 Beltline Road, Suite 770, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (972) 386-6667

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Information

On September 5, 2008 the issuer engaged Nichols Trailers of Wilton, Maine to construct platforms for its initial 10 Mobile PureWater Systems (MPWS). The first of these units is in the process being completed and the remaining 9 will be produced after the successful assembly of the remaining MPWS components and field testing done. The first unit is projected to be completed during September 2008. Nichols is a certified military grade manufacturer operating in a 250,000 sq. ft. facility capable of producing a large number of systems on timely basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeland Security Network, Inc.
(Registrant)

Date	September 9, 2008

/s/ Peter Ubaldi
(Signature)
Print Name: Peter Ubaldi
Title: Chief Executive Officer